Exhibit 10.11.3

[***] Certain information in this document has been excluded because it both (i) is not material and (ii) would likely cause competitive harm to the registrant if publicly disclosed.

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT				1. CONTRACT ID CODE	PAGE OF PAGES
				J	1	6
2. AMENDMENT/MODIFICATION NO. P00002		3. EFFECTIVE DATE 06-Jun-2019	4. REQUISITION/ PURCHASE REQ. NO. SEE SCHEDULE	5. PROJECT NO.(If applicable)
6. ISSUED	CODE	N68335	7. ADMINISTERED BY (If other than item 6)	CODE	S0512A
NAVAL AIR WARFARE CTR AIRCRAFT DIVISION- CONTRACTS ATTN 2.5.2.6.2 HWY547 BLDG 120-207 LAKEHURST NJ 08733-5082			DCMA VAN NUYS 6230 VAN NUYS BLVD. VAN NUYS CA 91401-2713 SCD: C
8. NAME AND ADDRESS OF CONTRACT OR (No., Street, County, State and Zip Code) TRANSPHORM, INC. PRIMIT PARIKH 75 CASTILIAN DR STE 100 GOLETA CA 93117-3212				9A. AMENDMENT OF SOLICITATION NO.
9B. DATED (SEE ITEM 11)
			X	10A. MOD. OF CONTRACT /ORDER NO. N6833519C0107
			X	10B. DATED (SEE ITEM 13) 13-Dec-2018
CODE 4R2L6		FACILITY CODE
11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS
☐
The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offer                         ☐ is extended,          ☐ is not extended.
Offer must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended by one of the following methods:
(a) By completing Items 8 and 15, and returning ______ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted;
or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE
RECEIVED AT THE P LACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN
REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. ACCOUNTING AND APPROPRIATION DATA (If required) See Schedule
13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS. IT MODIFIES THE CONTRACT /ORDER NO. AS DESCRIBED IN ITEM 14.
A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.

B. THE ABOVE NUMBERED CONTRACT /ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(B).

X		C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF: FAR 52.217-7 and FAR 52.232-22
D. OTHER (Specify type of modification and authority)
E. IMPORTANT: Contractor ☐ is not , ☒ is required to sign this document and return 1 copies to the issuing office.
14. DESCRIPTION OF AMENDMENT /MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)
Modification Control Number:     spannls198762
SEE SUMMARY OF CHANGES

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect .

15A. NAME AND TITLE OF SIGNER (Type or print ) Primit Parikh, Co-founder & COO			16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print ) JILLIAN KOHLER / CONTRACTING OFFICER TEL: [***] EMAIL: [***]
15B. CONTRACTOR/OFFEROR /s/ Primit Parikh _____________________________________________ (Signature of person authorized to sign)		15C. DATE SIGNED	16B. UNITED STATES OF AMERICA BY /s/ Jillian Kohler (Signature of Contracting Officer)		16C. DATE SIGNED 06-Jun-2019

EXCEPTION TO SF 30 APPROVED BY OIRM 11-84	30-105-04	STANDARD FORM 30 (Rev. 10-83) Prescribed by GSA FAR (48 CFR) 53.243

SECTION SF 30 BLOCK 14 CONTINUATION PAGE
SUMMARY OF CHANGES
SECTION SF 30 - BLOCK 14 CONTINUATION PAGE
The following have been added by full text:
P00002
Contracts POC:
Naval Air Warfare Center – Aircraft Division
LeAnn Spann
Phone: [***]
E-mail: [***]
Procuring Contracting Officer
Naval Air Warfare Center – Aircraft Division
Charlie Gill
Phone: [***]
E-mail: [***]
Government/Technical POC:
Office of Naval Research
Paul Maki
Phone: [***]
E-mail: [***]
Contractor POC:
Primit Parikh
Phone: [***]
E-mail: pparikh@transphormusa.com
Lisa Standring
Phone: [***]
E-mail: lstandring@transphomusa.com
The purpose of this modification is to:

1.	Add FAR 52.217-7 “Option for Increased Quantity – Separately Priced Line Item” by reference to Section I,

2.	Exercise Option CLINS 0003 and 0004 pursuant to FAR 52.217-7 “Option for Increased Quantity – Separately Priced Line Item” and

3.	Incrementally fund CLIN 0003 pursuant to FAR 52.232-22 “Limitation of Funds” by a total of $10,000,000 per PR 1300790710.
This modification acts as a complete equitable adjustment for the changes described herein. The Contractor hereby releases the Government from any and all liability for further equitable adjustments arising from these changes.
All other terms and conditions remain unchanged.

SECTION A - SOLICITATION/CONTRACT FORM
The total cost of this contract was increased by $15,869,322.00 from $2,635,303.00 to $18,504,625.00.
SECTION B - SUPPLIES OR SERVICES AND PRICES
CLIN 0003
The option status has changed from Option to Option Exercised.
CLIN 0004
The option status has changed from Option to Option Exercised.
SUBCLIN 000301 is added as follows:

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
000301					$0.00
Funding for CLIN 0003
CPFF
PURCHASE REQUEST NUMBER: 130079071000001
ESTIMATED COST                                                                 $0.00
FIXED FEE                                                                 $0.00
TOTAL EST COST + FEE                                                                 $0.00
$10,000,000.00
ACRN AC
CIN: 130079071000001
SECTION E - INSPECTION AND ACCEPTANCE
The following Acceptance/Inspection Schedule was added for SUBCLIN 000301:

INSPECT AT	INSPECT BY	ACCEPT AT	ACCEPT BY
N/A	N/A	N/A	N/A

SECTION F - DELIVERIES OR PERFORMANCE
The following Delivery Schedule item for CLIN 0003 has been changed from:

	DELIVERY DATE	QUANTITY	SHIP TO ADDRESS	DODAAC / CAGE
	POP 14-JUN-2019 TO 13-JUN-2022	N/A	OFFICE OF NAVAL RESEARCH PAUL MAKI 875 NORTH RANDOLPH STREET ARLINGTON VA 22203 [***] FOB: Destination	N00014
To:
	DELIVERY DATE	QUANTITY	SHIP TO ADDRESS	DODAAC / CAGE
	POP 10-JUN-2019 TO 09-JUN-2022	N/A	OFFICE OF NAVAL RESEARCH PAUL MAKI 875 NORTH RANDOLPH STREET ARLINGTON VA 22203 [***] FOB: Destination	N00014
The following Delivery Schedule item for CLIN 0004 has been changed from:
	DELIVERY DATE	QUANTITY	SHIP TO ADDRESS	DODAAC / CAGE
	POP 14-JUN-2019 TO 13-JUN-2022	N/A	OFFICE OF NAVAL RESEARCH PAUL MAKI 875 NORTH RANDOLPH STREET ARLINGTON VA 22203 [***] FOB: Destination	N00014
To:
	DELIVERY DATE	QUANTITY	SHIP TO ADDRESS	DODAAC / CAGE
	POP 10-JUN-2019 TO 09-JUN-2022	N/A	OFFICE OF NAVAL RESEARCH PAUL MAKI 875 NORTH RANDOLPH STREET ARLINGTON VA 22203 [***] FOB: Destination	N00014

SECTION G - CONTRACT ADMINISTRATION DATA
Accounting and Appropriation
Summary for the Payment Office
As a result of this modification, the total funded amount for this document was increased by $10,000,000.00 from $1,606,000.00 to $11,606,000.00.

SUBCLIN 000301:
Funding on SUBCLIN 000301 is initiated as follows:
ACRN: AC
CIN: [***]
Acctng Data: [***]
Increase: $10,000,000.00
Total: $10,000,000.00
The following have been modified:
5252.232-9524 ALLOTMENT OF FUNDS (NAVAIR)(OCT 2005)
(a) This contract is incrementally funded with respect to both cost and fee.
(b) The amounts presently available and allotted to this contract for payment of fee, as provided in the Section I clause of this contract entitled “FIXED FEE”, are as follows:
ITEM(S) ALLOTTED TO FIXED FEE
CLIN 0001              $74,537.26
CLIN 0003              $257,458.38
(c) The amounts presently available and allotted to this contract for payment of cost, subject to the Section I “LIMITATION OF FUNDS” clause, the items covered thereby and the period of performance which it is estimated the allotted amount will cover are as follows:
PERIOD OF
ITEM(S)              ALLOTTED TO COST         PERFORMANCE
CLIN 0001          $1,531,462.74                        Approximately 21.9 months
CLIN 0003          $9,742,541.62                        Approximately 22.69 months
(d) The parties contemplate that the Government will allot additional amounts to this contract from time to time by unilateral contract modification, and any such modification shall state separately the amounts allotted for cost and for fee, the items covered thereby, and the period of performance the amounts are expected to cover.
SECTION H - SPECIAL CONTRACT REQUIREMENTS The following have been added by full text:
The following have been added by full text:
P00002 SPECIAL REQUIREMENTS
Paragraph H.2 has changed from:
H.2 Limitation of Liability - Incremental Funding
This contract is incrementally funded and the amount currently available for payment thereunder is limited to $1,606,000 which includes 5.0% of fixed fee applied to total costs excluding equipment. Subject to the provisions of the clause entitled Limitation of Funds, 52.232-22 of the general provisions of this contract, no legal liability on the part of the Government for payment in excess of $1,606,000 shall arise unless additional funds are made available and are incorporated as a modification to this contract. The amount available is estimated to cover the period of performance through approximately 21.9 months.

To:
H.2 Limitation of Liability - Incremental Funding
This contract is incrementally funded and the amount currently available for payment thereunder is limited to $1,606,000 for CLIN 0001 and $10,000,000 for CLIN 0003 which includes 5.0% of fixed fee applied to total costs excluding equipment. Subject to the provisions of the clause entitled Limitation of Funds, 52.232-22 of the general provisions of this contract, no legal liability on the part of the Government for payment in excess of $1,606,000 for CLIN 0001 and $10,000,000 for CLIN 0003 shall arise unless additional funds are made available and are incorporated as a modification to this contract. The amount available is estimated to cover the period of performance through approximately 21.9 months for CLIN 0001 and approximately 22.69 months for CLIN 0003.
SECTION I - CONTRACT CLAUSES
The following have been added by reference:
52.217-7          Option For Increased Quantity-Separately Priced Line Item     MAR 1989
(End of Summary of Changes)